UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2017 (October 30, 2017)

WESTERN REFINING LOGISTICS, LP

(Exact Name of Registrant as specified in its charter)

Delaware	001-36114	46-3205923
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

212 N. Clark St.

El Paso, Texas 79905

(Address of principal executive offices)

(915) 775-3300

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note:

On October 30, 2017 (the “Closing Date”) and effective as of 4:01 p.m. Eastern Time, pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of August 13, 2017, by and among Andeavor Logistics LP, a Delaware limited partnership (“Andeavor Logistics”), Tesoro Logistics GP, LLC, a Delaware limited liability company and the general partner of Andeavor Logistics (“TLLP GP”), Western Refining Logistics, LP, a Delaware limited partnership (“WNRL”), Western Refining Logistics GP, LLC, a Delaware limited liability company and the general partner of WNRL (“WNRL GP”), WNRL Merger Sub LLC, a Delaware limited liability company and wholly-owned subsidiary of Andeavor Logistics (“LP Merger Sub”), and WNRL GP Merger Sub LLC, a Delaware limited liability company and wholly-owned-subsidiary of Andeavor Logistics (“GP Merger Sub”), (1) LP Merger Sub merged with and into WNRL (the “Merger”), with WNRL surviving such Merger as a wholly-owned subsidiary of Andeavor Logistics, and (2) GP Merger Sub merged with and into WNRL GP (the “GP Merger”), with WNRL GP surviving as a wholly-owned subsidiary of Andeavor Logistics.

Item 1.02	Termination of a Material Definitive Agreement

On the Closing Date, in connection with the Merger, WNRL and the other parties thereto terminated that certain Omnibus Agreement, dated October 16, 2013 (“Western Omnibus Agreement”), by and between Western Refining, Inc., Delaware corporation, on behalf of itself and the other Western Parties defined in the Western Omnibus Agreement, WNRL, WNRL GP, Western Refining Southwest, Inc., an Arizona corporation, Western Refining Company, L.P., a Delaware limited partnership, and Western Refining Wholesale, LLC, a Delaware limited liability company (formerly known as Western Refining Wholesale, Inc., an Arizona corporation). The parties agreed to terminate the Western Omnibus Agreement in all respects except for any pre-termination obligations that are not covered by the Sponsor Equity Restructuring Agreement (as defined below).

In connection with the Merger, on October 30, 2017, WNRL terminated all commitments and repaid all amounts outstanding, as applicable, under the Credit Agreement, dated as of October 16, 2013 (as amended, supplemented or otherwise modified to date), among WNRL, as borrower, Wells Fargo Bank, National Association, N.A., as administrative agent, swingline lender and letters of credit issuer, and the lenders party thereto from time to time.

Also in connection with the Merger, on October 30, 2017, pursuant to a notice delivered on September 29, 2017, WNRL and WNRL Finance Corp. redeemed all of the then outstanding 7.5% Senior Notes due 2023 (the “Notes”) issued under the Indenture, dated as of February 11, 2015 (the “Indenture”), among WNRL, WNRL Finance Corp. and U.S. Bank National Association, as trustee. As a result of the redemption, WNRL and WNRL Finance Corp. have been released from their respective obligations under the Indenture and the Notes.

Item 2.01	Completion of Acquisition or Disposition of Assets

The text set forth under “Introductory Note” above is incorporated herein by reference.

On the Closing Date, Andeavor Logistics completed the acquisition of WNRL through the Merger and the GP Merger. The Merger and the GP Merger became effective as of 4:01 p.m. Eastern Time.

Under the terms of the Merger Agreement, at the effective time of the Merger, (i) each common unit representing limited partnership interests in WNRL (each, a “WNRL Common Unit”) issued and outstanding immediately prior to the effective time of the Merger was converted into, and become exchangeable for, 0.5233 of a common unit representing limited partner interests in Andeavor Logistics (each, an “ANDX Common Unit” and such ratio, the “Exchange Ratio”), (ii) each TexNew Mex Unit of WNRL representing limited partner interests in WNRL (each, a “WNRL TexNew Mex Unit”) was converted into a right for Western Refining Southwest, Inc., an Arizona corporation (“Southwest”) to receive a TexNew Mex Unit in Andeavor Logistics, a new class of limited partner units in Andeavor Logistics with substantially the same powers, preferences and rights to distributions as the WNRL TexNew Mex Units, and (iii) the WNRL incentive distribution rights outstanding immediately prior to the effective time of the Merger and 3,634,473 WNRL Common Units owned by Southwest were cancelled in exchange for the receipt by Southwest of a newly created special limited partner interest in Andeavor Logistics and any capital account in WNRL associated with such WNRL incentive distribution rights or such WNRL Common Units immediately prior to the Merger.

The issuance of ANDX Common Units in connection with the Merger was registered under the Securities Act of 1933 (the “Securities Act”) pursuant to Andeavor Logistics’ Registration Statement on Form S-4 (Reg No. (333-220088)), declared effective by the Securities and Exchange Commission (the “SEC”) on September 27, 2017. The joint consent statement/prospectus (the “Joint Consent Statement/Prospectus”) included in the registration statement contains additional information about the Merger, and incorporates by reference additional information about the Merger from Current Reports on Form 8-K filed by Andeavor Logistics and WNRL and incorporated by reference into the Joint Consent Statement/Prospectus.

Concurrently with the completion of the Merger, and pursuant to the terms of the Sponsor Equity Restructuring Agreement, dated as of August 13, 2017, by and among, Andeavor Logistics, Andeavor, a Delaware corporation, and TLLP GP (the “Sponsor Equity Restructuring Agreement”), Andeavor Logistics’ incentive distribution rights held by TLLP GP were cancelled and the 2% general partner interest in Andeavor Logistics held by TLLP GP was converted into a non-economic general partner interest in Andeavor Logistics (“GP/IDR Restructuring”). As a result of the GP/IDR Restructuring, TLLP GP received 78,000,000 ANDX Common Units.

On October 27, 2017, in order to fund the Merger and finance the repayments of amounts outstanding under WNRL’s credit agreement and senior notes, Andeavor Logistics utilized cash on hand and borrowed $355 million under Andeavor Logistics’ existing revolving credit facility, dated as of January 29, 2016, among Andeavor Logistics, Bank of America, N.A., as administrative agent, swing line lender and letters of credit issuer, and the lenders party thereto from time to time.

The foregoing description of the Merger, the Merger Agreement, and the Sponsor Equity Restructuring Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement and the Sponsor Equity Restructuring Agreement, copies of which were attached as Exhibit 2.1 and Exhibit 10.2, respectively, to WNRL’s Current Report on Form 8-K filed with the SEC on August 14, 2017 and which are incorporated herein by reference.

Item 3.03	Material Modification to the Rights of Security Holders

The information set forth in the Introductory Note and Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

At the effective time of the merger, (i) each WNRL Common Unit issued and outstanding immediately prior to the effective time of the Merger was converted into, and become exchangeable for, 0.5233 of an ANDX Common Unit, (ii) each WNRL TexNew Mex Unit was converted into a right for Southwest to receive a TexNew Mex Unit in Andeavor Logistics, a new class of limited partner units in Andeavor Logistics with substantially the same powers, preferences and rights to distributions as the WNRL TexNew Mex Units, and (iii) the WNRL incentive distribution rights outstanding immediately prior to the effective time of the Merger and 3,634,473 WNRL Common Units owned by Southwest were cancelled in exchange for the right of Southwest to receive a newly created special limited partner interest in Andeavor Logistics and any capital account in WNRL associated with such WNRL incentive distribution rights or such WNRL Common Units immediately prior to the Merger.

Additionally, at the effective time of the Merger, each phantom unit issued under WNRL’s 2013 Long-Term Incentive Plan (the “WNRL Phantom Units”), whether vested or unvested, was automatically converted into a phantom unit denominated in ALLP Common Units (the “Converted ALLP Phantom Unit”). The number of WNRL Common Units subject to the WNRL Phantom Units immediately prior to the effective time of the Merger was converted into a number of ALLP Common Units subject to the Converted ALLP Phantom Units based on the Exchange Ratio (rounded down to the nearest whole number). Each such Converted ALLP Phantom Unit shall continue to be governed by the same terms and conditions (including vesting terms) as were applicable to the applicable WNRL Phantom Unit immediately prior to the effective time of the Merger.

Item 5.01	Changes in Control of the Registrant

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 30, 2017, each of Andrew L. Atterbury, David D. Kinder and Michael C. Linn resigned and ceased to be directors of WNRL effective as of the effective time of the Merger. The resignations of Messrs. Atterbury, Kinder and Linn were not due to any disagreement with WNRL on any matter relating to its operations, policies or practices.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At the effective time of the Merger, the Second Amended and Restated Agreement of Limited Partnership of WNRL, dated October 30, 2015, was amended and restated in its entirety in accordance with the Merger Agreement.

A copy of the Third Amended and Restated Agreement of Limited Partnership of WNRL is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01	Other Events

On October 30, 2017, Andeavor Logistics and Andeavor issued a joint press release announcing the consummation of the Merger and the GP/IDR Restructuring. A copy of the joint press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of August 13, 2017, by and among Andeavor Logistics, LP, Tesoro Logistics GP, LLC, Western Refining Logistics, LP, Western Refining Logistics GP, LLC, WNRL Merger Sub LLC and WNRL GP Merger Sub LLC (incorporated by reference herein to Exhibit 2.1 to WNRL’s Current Report on Form 8-K filed on August 14, 2017, File No. 001-36114).

Exhibit Number	Description

3.1	Third Amended and Restated Limited Partnership Agreement of Western Refining Logistics, LP, dated October 30, 2017.

10.1	Sponsor Equity Restructuring Agreement, dated as of August 13, 2017, among Andeavor, Andeavor Logistics LP and Tesoro Logistics GP, LLC (incorporated by reference herein to Exhibit 10.2 to WNRL’s Current Report on Form 8-K filed on August 14, 2017, File No. 001-36114).

99.1	Press Release of Andeavor and Andeavor Logistics LP, dated October 30, 2017.

FORWARD LOOKING STATEMENTS

This communication contains certain statements that are “forward-looking” statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934. Words such as “may,” “will,” “could,” “anticipate,” “estimate,” “expect,” “predict,” “project,” “future,” “potential,” “intend,” “plan,” “assume,” “believe,” “forecast,” “look,” “build,” “focus,” “create,” “work” “continue” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements, which involve risks, uncertainties and assumptions that are difficult to predict. These statements are not guarantees of future performance and actual outcomes and results may differ materially from what is expressed or implied in any forward-looking statement. The factors that might affect Andeavor’s or Andeavor Logistics’ performance include, but not limited to: the business environment and industry trends; conditions in global financial markets; domestic and international economic conditions; Andeavor Logistics’ ability to realize the anticipated benefits of the acquisition of WNRL within the expected time frame and efficiently integrate WNRL’s into Andeavor Logistics’ operations; the risk that problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected, the risk that the combined company may be unable to achieve cost-cutting synergies or it may take longer than expected to achieve those synergies, the risk that the combined company may not buy back shares and the risk of the amount of any future distribution that Andeavor Logistics may issue. These factors are difficult to predict and are beyond Andeavor Logistics’ or Andeavor’s control, including those detailed in Andeavor Logistics’ annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and registration statement on Form S-4 (Reg. No. 333-220088) filed with the SEC on August 22, 2017, as amended (the “Form S-4”) that are available on its website at http://andeavorlogistics.com/ and on the SEC’s website at http://www.sec.gov, and those detailed in Andeavor’s website at http://andeavor.com and on the SEC’s website at http://www.sec.gov. Andeavor Logistics’ and Andeavor’s forward-looking statements are based on assumptions that Andeavor Logistics and Andeavor believe to be reasonable but that may not prove to be accurate. Andeavor Logistics and Andeavor undertake no obligation to publicly release the result of any revisions to any such forward-looking statements that may be made to reflect events or circumstances that occur, or which we become aware of, except as required by applicable law or regulation. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

WESTERN REFINING LOGISTICS, LP

By:	Western Refining Logistics GP, LLC, its general partner

By:	/s/ Blane W. Peery
Name: Blane W. Peery
Title: Vice President and Controller

Date: October 30, 2017